UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Act of 1934

Date of Report (Date of earliest event reported): July 10, 2013

Milagro Oil & Gas, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-177534 (Commission File Number)	26-1307173 (I.R.S. Employer Identification No.)

1301 McKinney, Suite 500, Houston, Texas (Address of principal executive offices)	77010 (Zip Code)

(713) 750-1600
(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14-2(b))

[ ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.133-4(c))

Item 1.02          Termination into a Material Definitive Agreement

On July 10, 2013, Milagro Oil & Gas, Inc. (the “Company”) entered into an amendment (the “Amendment”) to the consulting agreement dated effective September 1, 2012 (the “Consulting Agreement”) among the Company, Milagro Holdings, LLC, its parent (“Holdings”), and Sequitur Energy Management II, LLC (“Sequitur”) pursuant to which the Consulting Agreement will terminate effective August 31, 2013.

A copy of the Amendment will be filed as an Exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2013. The description of certain terms of the Amendment set forth herein does not purport to be complete and is qualified in its entirety by the provisions of the Amendment.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Milagro Oil & Gas, Inc.

Dated: July 16, 2013	/s/ Robert D. LaRocque
Robert D. LaRocque
Chief Financial Officer